UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2004

BRE Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-5305	94-1722214
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Montgomery Street, 36th Floor, San Francisco, CA 94104-4809

(Address of principal executive offices including zip code)

(415) 445-6530

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

On February 24, 2004, BRE Properties, Inc. executed a terms agreement, which included the provisions of an underwriting agreement, in connection with the public offering of 4,000,000 shares of its 6.75% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, under its shelf registration statement on Form S-3 (File No. 333-68914), and pursuant to the terms set forth in a prospectus supplement dated February 24, 2004 and the accompanying prospectus dated September 20, 2001. The transaction is expected to close on March 15, 2004. For additional information concerning these securities, please refer to the exhibits contained in this Current Report on Form 8-K.

The Terms Agreement (including the attached Underwriting Agreement), dated February 24, 2004 among us and Credit Suisse First Boston LLC and Wachovia Capital Markets, LLC as representatives of the several underwriters named therein, the Form of Articles Supplementary, the Form of 6.75% Series C Cumulative Redeemable Preferred Stock Certificate and the press release, dated February 24, 2004 announcing the transaction, are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this report.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements including the expected closing date of the offering and is based on our current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which we operate, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. We assume no liability to update this information. For more details, please refer to our SEC filings, including our most recent Annual Report on Form 10-K.

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Terms Agreement (including the attached Underwriting Agreement) dated February 24, 2004 among the Company and Credit Suisse First Boston LLC and Wachovia Capital Markets, LLC as representatives of the several underwriters named therein.

4.1	Form of Articles Supplementary to the Amended and Restated Articles of Incorporation of the Registrant designating the terms of the 6.75% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.4 of the Registrant’s Form 8-A filed on March 1, 2004).

4.2	Form of 6.75% Series C Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-A filed on March 1, 2004).

99.1	Press Release of BRE Properties, Inc., dated February 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc.

By:	/s/ Edward F. Lange, Jr.
Edward F. Lange, Jr.
Executive Vice President, Chief Financial Officer and Secretary

Date: March 1, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Terms Agreement (including the attached Underwriting Agreement) dated February 24, 2004 among the Company and Credit Suisse First Boston LLC and Wachovia Capital Markets, LLC as representatives of the several underwriters named therein.

4.1	Form of Articles Supplementary to the Amended and Restated Articles of Incorporation of the Registrant designating the terms of the 6.75% Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.4 of the Registrant’s Form 8-A filed on March 1, 2004).

4.2	Form of 6.75% Series C Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-A filed on March 1, 2004).

99.1	Press Release of BRE Properties, Inc., dated February 24, 2004.